Exhibit 99.906CERT

EXHIBIT 12 (B)

Section 906 N-CSR Certification of Principal Executive Officer & Principal Financial Officer

TRANSAMERICA INCOME SHARES, INC.

FOR THE PERIOD ENDED MARCH 31, 2006

FORM N-CSR CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Transamerica Income Shares, Inc. (the “Fund”) on Form N-CSR for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), each of the undersigned hereby certifies that, to his knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Brian C. Scott	Date: May 24, 2006
Brian C. Scott
Chief Executive Officer

/s/ Glenn E. Brightman	Date: May 24, 2006
Glenn E. Brightman
Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.